                                                                 Exhibit 10.4.41


                         TENNESSEE REVOLVING CREDIT NOTE


================================================================================
                                                                  COLUMBUS, OHIO
$100,000                                                      DECEMBER  31, 1999
================================================================================


         FOR VALUE RECEIVED, the undersigned, NEOPROBE CORPORATION, a Delaware corporation, whose address is 425 Metro Place North, Suite 400, Dublin, Ohio 43017 (the "Borrower"), hereby promises to pay to the order of THE PROVIDENT BANK, an Ohio banking corporation (the "Bank"), on or before February 29, 2000 (the "Maturity Date"), the principal sum of One Hundred Thousand Dollars ($100,000) or, if such principal is less, the aggregate unpaid principal amount of all loans made by the Bank to the Borrower pursuant to this Revolving Credit Note, together with interest, all as provided in Section 1 of this Note.

         SECTION 1. THE DEBT. Subject to and on the terms and conditions set forth in this Note, the Bank shall provide loans and the Borrower shall repay the indebtedness incurred hereunder as follows:

                  1.1. REVOLVING CREDIT LOANS. During the period from and including the date hereof to but excluding the Maturity Date, the Bank agrees, on the terms and conditions set forth in this Agreement, to make one or more loans ("Revolving Credit Loans") to the Borrower in an aggregate principal amount at any one time outstanding up to but not exceeding the greater of (a) the Revolving Credit Commitment or (b) the Borrowing Base (as such terms are defined in Section 7.15 hereof). Subject to the terms of this Note, during such period, the Borrower may borrow, repay and reborrow the amount of the Revolving Credit Commitment by means of Revolving Credit Loans. The date, amount, and interest rate of each Revolving Credit Loan made by the Bank to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Bank on its books and records, such recordation to constitute conclusive evidence in the absence of manifest error of the amount of such Loans and payments.

                  1.2. BORROWING PROCEDURE. The Borrower shall give the Bank notice not later than 10:00 a.m on the date of each Revolving Loan, specifying:

                           1.2.1. The date of such Loan, which shall be a
Banking Day; and

                           1.2.2. The aggregate amount of the Revolving Credit
Loan.

The proceeds of the initial Revolving Credit Loan (in the amount of $353,000) shall be distributed to the Borrower to finance payments made by the Borrower to vendors involved in the development of products described in Section 1.6 below. The Borrower shall forward to the Bank proof of payment to such vendors pursuant to Section 1.7 below. The proceeds of each subsequent Revolving Credit Loan shall be forwarded by the Bank directly to specific vendors to pay amounts the Borrower currently owes to such vendors. The vendors who receive proceeds of such Revolving Credit Loans shall be those vendors who are necessary to support the development of products described in Section 1.6 below.

                  1.3. PRINCIPAL. The Borrower shall pay the principal balance of this Note to the Bank on or before the Maturity Date.

                  1.4. INTEREST.

                           1.4.1. The Debt shall bear interest on the
outstanding principal amount, for each day at a per annum rate equal to the rate of interest for such day publicly announced by the Bank as its prime rate (the "Prime Rate") plus one hundred (100) basis points. The Prime Rate is not intended to be the lowest rate of interest charged by the Bank in connection with extensions of credit for borrowers. Interest on the Debt shall be paid by the Borrower (a) on the last day of each calendar month, commencing December 31, 1999, (b) on the Maturity Date and (c) thereafter on demand.

                           1.4.2. All interest under this Note shall be computed
on the basis of the actual days elapsed in a year of 360 days.

                  1.5. PREPAYMENTS; PAYMENTS.

                           1.5.1. The Borrower shall have the right to make
prepayments at any time of the principal amount of the Debt, in whole or in part, without notice. Each prepayment shall be without premium or penalty. Subject to the terms and provisions of this Note, the Bank will reloan to the Borrower such amounts as have been paid and applied on the principal balance of a Revolving Credit Loan prepaid pursuant to this Section.

                           1.5.2. The Borrower shall make all payments of
principal and interest under this Note to the Bank at its main office (or such other location as the Bank may direct) in immediately available funds. If any payment of principal or interest on this Note shall become due on a day other than a Banking Day, such payment shall be due and payable upon the next succeeding Banking Day and such extension of time shall in such case be included in computing interest in connection with such payment. A "Banking Day" is any day on which the main office of the Bank is open for business.

                  1.6. PURPOSE. The purpose of the Revolving Credit Loans represented by this Note is to support the development between the Borrower and Ethicon Endo Surgery, Inc. ("EES") by providing working capital for the manufacture of units outlined in an EES purchase order for $1,868,000.

                  1.7. CONDITION PRECEDENT. As a condition precedent to making the first Revolving Credit Loan hereunder, the Borrower must:

                           1.7.1. have all liens on the personal property of the
Borrower subject to the Security Agreement described in Section 4 below either released or subordinated to the satisfaction of the Bank; and

                           1.7.2. execute and deliver the Amended and Restated
Revolving Credit Note dated as of the date hereof and issued to the Bank in the original principal amount of $400,000 (the "Ohio Note" and, collectively with this Note, the "Notes").

         SECTION 2. REPRESENTATIONS AND WARRANTIES. The execution of this Note by the Borrower shall be deemed to constitute the Borrower's representation and warranty to the Bank that, at the time of execution and at the time of disbursement of each Revolving Credit Loan hereunder: (a) the Notes and the Security Agreement (as defined in Section 4 hereof) are the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms; (b) the Security Agreement creates a valid lien of the Bank in the collateral thereof, prior to the claims of any other person or entity; (c) the execution and delivery of the Notes and the Security Agreement by the Borrower do not and will not conflict with, violate or constitute a default under or breach of any court or administrative order, decree or ruling, or any law, statute, ordinance or regulation, or any agreement, indenture, mortgage, deed of trust, guaranty, lease, note or other obligation or instrument binding upon the Borrower or any of its respective properties or assets; and (d) neither this Note nor any other statement, assignment, agreement, instrument or certificate of the Borrower made or delivered pursuant to or in connection with this Note contains any untrue statement of a material fact or omits to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading.

         SECTION 3. COVENANTS.

                  3.1. COMPLIANCE WITH LAWS. On and after the date hereof and until the Debt shall have been repaid and discharged in full or otherwise satisfied, the Borrower shall comply with all applicable laws.

                  3.2. FURNISHING OF FINANCIAL STATEMENTS AND OTHER INFORMATION.

                           3.2.1. The Borrower shall furnish to the Bank as soon
as practicable after the end of each of the month in each fiscal year of the Borrower, and in any event within 30 days thereafter, complete internally prepared financial statements (the "Financial Statements") of the Borrower, including without limitation (a) a balance sheet of the Borrower as at the end of such month, (b) a statement of operations of the Borrower for such month and
(c) a statement of cash flows of the Borrower for such month. All such Financial Statements shall be in reasonable detail and certified by the Treasurer or Controller of the Borrower as having been prepared in accordance with GAAP (except as to footnotes and subject to year-end adjustments), as being true, accurate, complete and correct in all material respects, and as presenting fairly the financial position of the Borrower as at the respective date of such balance sheet and the results of operations of the Borrower for the respective period covered.

                           3.2.2. The Borrower shall furnish to the Bank as soon
as practicable after the end of each fiscal year of the Borrower, and in any event within 90 days thereafter, complete audited Financial Statements of the Borrower including without limitation (a) a balance sheet of each as at the end of such fiscal year, (b) a statement of operations of each for such fiscal year,
(c) a statement of shareholders' equity of each for such fiscal year, and (d) a statement of cash flows of each for such fiscal year, together with comparative figures for the previous fiscal year, all in reasonable detail. The balance sheets and statements shall be audited in form and substance satisfactory to the Bank by independent certified public accountants of recognized standing acceptable to the Bank.

                           5.2.3. The Borrower will furnish to the Bank as soon
as practicable after the end of each calendar month, and in any event within 15 days thereafter, an Accounts aging report in a format acceptable to the Bank and a Borrowing Base Certificate for such month. During the occurrence of an Event of Default, the Borrower shall be required to deliver aging schedules, trial balances, test verifications of Accounts and other reports reasonably requested by the Bank.

         SECTION 4. SECURITY FOR DEBT. This Note is secured by and entitled to
(a) an Amended and Restated Security Agreement dated as of the date hereof, made by the Borrower for the benefit of the Bank (the "Security Agreement") and (b) UCC-1 financing statements filed with the Ohio Secretary of State and the Franklin county Recorder, each dated as of the date hereof, as any of the above may be further amended or modified from time to time. Nothing contained in this Note, the Security Agreement, or in any other document or instrument made in connection herewith, shall be deemed or construed to create a partnership, tenancy-in-common, joint tenancy, joint venture or co-ownership by or between the Bank and the Borrower. The Bank shall not be in any way responsible for the debts, losses, obligations or duties of the Borrower.

         SECTION 5. EVENTS OF DEFAULT. The following are Events of Default:

                  5.1. The Borrower fails to make a payment of interest on this Note when and as due.

                  5.2. The Borrower fails to pay the principal of this Note when and as due.

                  5.3. The Borrower fails to make a payment of any fee, expense or other amount of money (not including the principal of or interest on this Note) owing to the Bank under this Note when and as due and such failure is not remedied within 10 Banking Days after the due date.

                  5.4. Any representation or warranty made by the Borrower in this Note or any information contained in the Security Agreement, any certificate, report, financial statement or other document delivered to the Bank by the Borrower contains any untrue statement of a material fact or omits to state a material fact required by this Note or law to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  5.5. The Borrower fails to perform any of its obligations under or fails to comply with any covenant contained in this Note and such failure continues unremedied for a period of ten Banking Days.

                  5.6. Any governmental body or officer or creditor of the Borrower seizes, takes possession of or collects (whether or not the Borrower resists or acquiesces in such seizure, taking or collection) any property of the Borrower by any means, including, without limitation, execution, levy, sequestration, attachment, garnishment, replevin or self-help, unless such seizure, taking or collection is vacated or the property is discharged within 30 days after the occurrence thereof.

                  5.7. One or more final judgments are entered against the Borrower for the payment of money aggregating in excess of $50,000 and any one of such judgments has been outstanding for more than 30 days from the date of its entry and has not been discharged in full or stayed pending appeal.

                  5.8. The Borrower:

                           5.8.1. makes an assignment for the benefit of
creditors;

                           5.8.2. enters into any composition, compromise or
arrangement with its creditors;

                           5.8.3. generally does not pay its debts as such debts
become due; or

                           5.8.4. conceals, removes, or permits to be concealed
or removed, any part of its or his property, with intent to hinder, delay or defraud its or his creditors or any of them, or makes or suffers a transfer of any of its property, fraudulent under the provisions of any bankruptcy, fraudulent conveyance or similar law, or makes or suffers a transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid.

                  5.9. If:

                           5.9.1. a trustee, receiver, agent or custodian is
appointed or authorized to take charge of any property of the Borrower for the purpose of enforcing a lien against such property or for the purpose of administering such property for the benefit of the Borrower's creditors; or

                           5.9.2. an order (a) for relief against the Borrower
is granted under Title 11 of the United States Code or any similar law, (b) appointing a receiver, trustee, agent or custodian of the Borrower or any property of the Borrower or (c) providing for a composition, compromise or arrangement with the creditors of the Borrower is entered by any court or governmental body or officer; or

                           5.9.3. the Borrower files any pleading seeking
(whether by formal action or by the admission of the material allegations of a pleading or otherwise) any such appointment or order; or

                           5.9.4. (a) any action or proceeding seeking any such
appointment or order is commenced without the authority or consent of the Borrower and (b)(i) such action or proceeding is not dismissed within 90 days after its commencement or (ii) the Borrower does not diligently contest such action or proceeding.

                  5.10. An Event of Default occurs under the Security Agreement or the Ohio Note.

                  5.11. Except for the events that exist on the date this Note is executed as disclosed on Schedule 5.11 hereto, the Borrower fails to pay when and as due the principal of or any interest on any Indebtedness (as defined below), other than as evidenced by this Note or the Security Documents (assuming that all required notices have been properly given and all corresponding grace periods, if any, have elapsed without cure by the Borrower) or any other event exists which, under the terms of any agreement or instrument other than the Note or the Security Documents, relates to any Indebtedness becoming, or becoming capable at such time of being declared, due and payable before it would otherwise have been due and payable. "Indebtedness" means, for the Borrower (a) all indebtedness or other obligations of the Borrower for borrowed money or for the deferred purchase price of property or services (except for unsecured trade payables incurred in the ordinary course of business on normal and reasonable terms), (b) all indebtedness or other obligations of any other person for borrowed money or for the deferred purchase price of property or services, the payment or collection of which the Borrower has guaranteed (except by reason of endorsement for deposit or collection in the ordinary course of business) or in respect of which the Borrower is liable, contingently or otherwise, including, without limitation, liable by way of agreement to purchase, to provide funds for payment, to supply funds to or otherwise to invest in such other person, or otherwise to assure a creditor against loss, (c) all indebtedness or other obligations of any other person for borrowed money or for the deferred purchase price of property or services secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any lien upon or in property (including, without limitation, accounts and contract rights) owned by the Borrower whether or not the Borrower has assumed or become liable for the payment of such indebtedness or other obligations, (d) all direct or contingent obligations of the Borrower in respect of letters of credit and (e) all lease obligations which have been or should be, in accordance with generally accepted accounting principles, capitalized on the books of the Borrower as lessee.

         SECTION 6. DEFAULT REMEDIES.

                  6.1. ACCELERATION. If an Event of Default exists, the outstanding unpaid principal balance of this Note, together with all interest accrued hereon is immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived.

                  6.2. SET-OFF. Any and all moneys now or at any time hereafter owing to the Borrower from the Bank, and all other funds on deposit in one or more checking accounts with the Bank for the benefit of the Borrower, are hereby pledged for the security of this and all other indebtedness from the Borrower to the Bank or any legal holder hereof, and may, upon any demand for payment, be paid and applied thereon whether such indebtedness be then due or to become due, all without notice to or demand on the Borrower or any other person, all such notices and demands being hereby expressly waived. If an Event of Default exists, the Bank shall have the right, in addition to all other rights and remedies available to it, to set-off against the principal of and interest on this Note and any fees, expenses or other amounts owed to the Bank under this Note (a) all amounts owing to the Borrower by the Bank, whether or not then due and payable, and (b) all other funds or property of the Borrower (i) in a deposit account (general or special) maintained with the Bank, or (ii) on deposit with or otherwise held by or in the custody of the Bank for the beneficial account of the Borrower, whether solely in the name of or for the benefit of the Borrower or jointly in the name of or for the benefit of the Borrower and any other person, all without notice to or demand on the Borrower or any other person, all such notices and demands being hereby expressly waived. The Bank will notify the Borrower of any such set-off promptly after its occurrence, but the failure to give such notice shall not affect the validity of the set-off. The Borrower hereby confirms the Bank's right of banker's set-off (also known as banker's lien) as it applies to the Borrower as set forth above, and nothing in this Note shall be deemed a waiver or prohibition of such right of banker's set-off.

                  6.3. REMEDIES CUMULATIVE. The Bank may exercise the remedies provided in the Pledge Agreement upon the occurrence of an Event of Default. No right or remedy conferred upon the Bank by this Note or legally available to the Bank if an Event of Default exists is intended to be exclusive of any other right or remedy, and each such right or remedy is cumulative and in addition to every other such right or remedy.

                  6.4. FORCE MAJEURE. The existence of an Event of Default is not affected by the reason for its occurrence, even if the Event of Default was not caused by a voluntary act of the Borrower or was caused by a natural disaster or force majeure.

         SECTION 7. MISCELLANEOUS.

                  7.1. MODIFICATIONS AND WAIVERS. No modification or waiver of any term or provision contained in this Note and no consent to any departure by the Borrower therefrom shall in any event be effective unless the same is in writing and signed by the waiving party. Such waiver or consent shall be effective only in the specific instance and for the purpose for which it is given.

                  7.2. NOTICES. Except where specific provisions of this Note provide for some other form of notice or require receipt as a condition of notice, any consent, waiver, notice, demand or other instrument required or permitted to be given under this Note shall be deemed to have been properly received when in writing and delivered in person or sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed, if to the Borrower: 425 Metro Place North, Suite 300, Dublin, Ohio 43017, Attention: Brent Larson;

and if to the Bank: 10 West Broad Street, Mezzanine Level, Columbus, Ohio 43287,
Attention: Michael D. Davis. Either party may change its address for notices by notice in the manner set forth above.

                  7.3. PARTIAL INVALIDITY. If any term or provision of this Note or the application thereof to any person, firm or corporation or any circumstance, shall be invalid or unenforceable, the remainder of this Note, or the application of such term or provision to any person, firm or corporation or any circumstances, other than those as to which it is held invalid, shall both be unaffected thereby and each term or provision of this Note shall be valid and be enforced to the fullest extent permitted by law.

                  7.4. NO IMPLIED RIGHTS OR WAIVERS. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in the same, similar or other circumstances. Neither any failure nor any delay on the part of the Bank in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of the same or the exercise of any other right, power or privilege. The Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

                  7.5. SUCCESSORS AND ASSIGNS. This Note shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of the Bank and the Borrower; provided that the Borrower shall have no right to assign or transfer its rights under this Note voluntarily or by operation of law without first obtaining the written consent of the Bank, and any attempted assignment or transfer in the absence of such consent shall be void and of no effect.

                  7.6. EXPENSES. All fees, costs and expenses, including reasonable fees and expenses of outside legal counsel, incurred by the Bank in connection with the preparation and enforcement of this Note or any other instruments, documents, or agreements to be delivered pursuant hereto or in connection herewith, shall be paid by the Borrower to the Bank on demand.

                  7.7. SURVIVAL OF PROVISIONS. All covenants, agreements, representations, warranties and statements made in this Note or in any certificate, statement, or other instrument given pursuant to this Note shall survive the execution and delivery to the Bank of this Note and the making of the Debt and shall continue in full force and effect so long as any obligation of the Borrower under this Note is outstanding and unpaid.

                  7.8. CAPTIONS. The captions and section numbers appearing in this Note are inserted only as a matter of convenience; they do not define, limit, construe or describe the scope or intent of the provisions of this Note.

                  7.9. GOVERNING LAW. This Note shall be governed and construed by the provisions hereof and in accordance with the laws of the State of Ohio applicable to instruments to be performed in the State of Ohio.

                  7.10. CONSENT. The Borrower hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Ohio and of the United States of America located in the City of Columbus, Ohio for any actions, suits or proceedings arising out of or relating to this Note and the transactions contemplated hereby (and the Borrower agrees not to commence any action, suit or proceeding relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. certified or registered mail, return receipt requested, to the address set forth in Section 7.2 shall be effective service of process for any action, suit or proceeding brought against the Borrower in any such court. The Borrower hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Note, or the transactions contemplated hereby, in the courts of the State of Ohio or the United States of America located in the City of Columbus, Ohio, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

                  7.11. JOINT PREPARATION. This Note is to be deemed to have been prepared jointly by the Borrower and the Bank, and any uncertainty or ambiguity existing herein shall not be interpreted against either party, but shall be interpreted according to the rules for the interpretation of arm's length agreements.

                  7.12. THIRD PARTIES. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Note.

                  7.13. CONFESSION OF JUDGMENT. The Borrower hereby authorizes any attorney at law to appear for the Borrower, in an action on this Note, at any time after the same become due, as herein provided, in any court of record in or of the State of Ohio, or elsewhere, to waive the issuing and service of process against the Borrower and to confess judgment in favor of the holder of the this Note or the party entitled to the benefits hereof against the Borrower for the amount that may be due, with interest at the rate herein mentioned and costs of suit, and to waive and release all errors in said proceedings and judgment, and all petitions in error, and right of appeal from the judgment rendered.

                  7.14. WAIVER OF JURY TRIAL. THE BANK AND THE BORROWER HEREBY VOLUNTARILY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE BANK AND THE BORROWER ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE BORROWER AND THE BANK IN CONNECTION WITH THIS NOTE, THE SECURITY DOCUMENTS, OR ANY OTHER AGREEMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR THE TRANSACTIONS RELATED HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANK TO ENTER INTO THE FINANCING TRANSACTIONS WITH THE BORROWER. IT SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE BANK'S

ABILITY TO PURSUE ITS REMEDIES INCLUDING, BUT NOT LIMITED TO, ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN THIS NOTE, THE SECURITY DOCUMENTS OR ANY OTHER DOCUMENT RELATED HERETO OR THERETO.

                  7.15. DEFINITIONS. As used in this Note, the following terms shall have the meanings set forth below. Additional defined terms appear elsewhere in this Note:

                  "Account" means and includes all accounts (whether or not earned by performance), contract rights, chattel paper, instruments, documents, general intangibles (including, without limitation, tax refunds and tax refund claims) and all other forms of obligations owing to the Borrower, whether secured or unsecured, whether now existing or hereafter created, and whether or not specifically assigned to the Bank under the Security Agreement, all guaranties and other security therefor, all merchandise returned to or repossessed by Borrower, and all rights of stoppage in transit and all other rights and remedies of an unpaid vendor, lienor or secured party.

                  "Borrowing Base" means the Net Value of Eligible Accounts.

                  "Borrowing Base Certificate" means a certificate, in the form required by the Bank, signed by a duly authorized officer of the Borrower, that computes the Borrowing Base, together with any memo of returns and credits, remittance report, schedule of Accounts and such other supporting documents and materials which the Bank, in its sole discretion, may require to be delivered with such certificate.

                  "Customer" means any Person who is obligated as an Account debtor or other obligor on, under, or in connection with any Account.

                  "Defaulted Account" means an Account that a Customer has not satisfied in full on or before the 91st day after the date an invoice is issued.

                  "Eligible Account" means each Account of the Borrower which, at the time of determination, meets all the following qualifications: (a) the Borrower has lawful and absolute title to such Account, subject only to the Lien of the Bank given by the Security Agreement; such Lien constitutes a perfected Lien in the Account prior to the rights of any other Person and such Account is not subject to any other Lien whatsoever; (b) the Borrower has the full unqualified right to grant a Lien in such Account to the Bank as security and collateral for the Obligations; (c) the Account is evidenced by an invoice issued to the proper Customer and is not evidenced by any instrument or chattel paper; (d) the Account arose from the sale of goods or services by the Borrower in the ordinary course of business, which goods or services have been shipped or delivered to the Customer under such Account; and such sale was an absolute sale and not on consignment, approval or a sale-and-return basis; (e) no notice of the bankruptcy, receivership, reorganization or insolvency of the Customer has been received by the Borrower; (f) the Account is a valid, legally enforceable obligation of the Customer, and is not subject to any dispute, offset, counterclaim, or other defense on the part of such Customer; (g) it is not a Defaulted

Account; (h) the terms of the Account require payment no more than 90 days from the date an invoice is issued; (i) the Customer on the Account is not (1) the United States of America or any foreign government, or any department, agency or instrumentality thereof (unless the Borrower and the Bank shall have fully complied with the Assignment of Claims Act of 1940, as amended, or any other applicable law governing government Accounts, with respect to such Account), (2) the Borrower, or any affiliate of the Borrower, (3) located outside the United States or Canada, unless the sale is secured by a letter of credit on which the Bank is the sole beneficiary and the form, substance and issuer of which are acceptable to the Bank, or (4) indebted to the Borrower in an amount, which when added to all other amounts then owed to the Borrower by any affiliate of such Customer, exceeds 50% of the amount of all then outstanding Eligible Accounts (other than EES); (j) the Borrower is not indebted to the Customer on the Account (or any affiliate of such Customer) for any goods provided or services rendered to the Borrower; (k) the Account is not owing by any Customer with 50% or more of the value of its outstanding Accounts not qualifying as Eligible Accounts; (l) the Account is an Account representing all or part of the sales price of merchandise, insurance and service within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended; (m) a purchase of the Account would constitute a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended; (n) the Account is denominated and payable only in United States dollars in the United States; and
(o) the Bank, acting in its sole discretion, has not notified the Borrower the Account may not be considered as an Eligible Account.

                  "Lien" means any mortgage, deed of trust, lien, charge, security interest (including, without limitation, a purchase money security interest as such term is defined in Section 9-107 of the UCC) or encumbrance of any kind upon, or pledge of, any property or asset, whether now owned or hereafter acquired, and includes the acquisition of, or agreement to acquire, any property or asset subject to any conditional sale agreement or other title retention agreement, including a lease on terms tantamount thereto or on terms otherwise substantially equivalent to a purchase.

                  "Net Value of Eligible Accounts" means 70% of the lower of the book value or collectible value of Eligible Accounts as reflected in the Borrower's books in accordance with GAAP, net of all credits, discounts and allowances (including all unissued credits in the form of a competitive allowance or otherwise).

                  "Obligations" means (a) the obligations of the Borrower to the Bank under the Security Agreement and this Note, (b) all costs and expenses incurred by the Bank in the collection or the enforcement of any such obligations of the Borrower, or realization upon the Collateral, including, without limitation, reasonable attorneys' fees and legal expenses, (c) all future advances made by the Bank for the maintenance, protection or preservation of the Collateral or any portion thereof, including, without limitation, advances for storage, insurance premiums, transportation charges, and the like and (d) all other obligations of the Borrower to the Bank, howsoever created, arising, or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing or due or to become due.

                  "Person" means any individual, sole proprietorship, partnership, joint venture, corporation, trust, unincorporated organization, government (or any department, agency, instrumentality or political division thereof) or any other entity.

                  "Revolving Credit Commitment" means the obligation of the Bank to make Revolving Credit Loans to the Borrower hereunder and under the Ohio Note up to an aggregate principal amount of $500,000. The principal amount outstanding under the Ohio Note shall decrease the aggregate principal amount available for the Revolving Credit Loans hereunder by a corresponding amount.

         This Note was executed in Columbus, Ohio as of the date first written above.

--------------------------------------------------------------------------------
WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
--------------------------------------------------------------------------------

                                      NEOPROBE CORPORATION


                                      By:  /s/ David C. Bupp
                                           -----------------
                                      Name: David C. Bupp
                                      Its: President and Chief Executive Officer

         SCHEDULE 5.11: PAST DUE INDEBTEDNESS AND POTENTIAL OBLIGATIONS

                                                                                        Amount as
Counterparty                        Description                                         of August 31, 1999
------------                        -----------                                         ------------------

OSU Research Foundation             past due RIGS-related trade payable                    $177,000 (1)
                                    under research and development
                                    agreement

DSM Biologics                       past due RIGS-related trade payable                    $277,717 (2)
                                    under manufacturing and supply
                                    agreement



Aries Master Fund and               potential obligation due to possible                 $3,600,000 (3)
Aries Domestic Fund LP              default under February 16, 1999
                                    Preferred Stock and Warrant Purchase
                                                                         Agreement

Various vendors of                  past due vendor payments primarily                     $892,612 (4)
Neoprobe (Israel) Ltd.              associated with construction of
                                    Neoprobe (Israel) Ltd.'s
                                    radiolabeling facility at Dimona, Israel


Notes:

(1) Neoprobe negotiated a settlement with this party for $120,000 payable over six months starting 8/31/99.
(2) Neoprobe has negotiated a tentative settlement with this party for $170,000 payable over twelve months starting 9/30/99.
(3) Amount is based on potential redemption amount of Preferred Stock should the Aries parties request redemption; however, Neoprobe has received no such request and is in discussions with Aries representatives to restructure this transaction

(4) Neoprobe (Israel) Ltd. is in liquidation. Neoprobe Corporation does not anticipate paying these amounts at their full face value; however, the amounts have been reserved in the consolidated financial statements of Neoprobe Corporation should management decide to do so.